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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

                                Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 20, 1996


                        Meridian Medical Technologies, Inc.
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              (Exact name of registrant as specified in its charter)


          Delaware                       0-5958                  52-0898764
 ----------------------------        -----------            ------------------
 (State or other jurisdiction        (Commission            (I.R.S. employer
     of incorporation)               file number)           identification no.)


      10240 Old Columbia Road, Columbia, MD                     21046
     ---------------------------------------                   --------
     (Address of principal executive offices)                 (Zip code)

      Registrant's telephone number, including area code: (410) 309-6830
                                                           -------------

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       (Former name or former address, if changed since last report)



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     The Registrant hereby amends the following  item  of  its Current
Report on Form 8-K dated November 20, 1996, filed on December 5, 1996, as set forth below:

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

     (a)  Financial Statements.

          (1) Audited consolidated financial statements of Brunswick as of June 30, 1996 and for the year then ended, together with the report of the independent accountants thereon, were previously included on pages F-1 through F-28 of the Registrant's definitive proxy statement dated October 30, 1996.*

          (2) Audited consolidated financial statements of Brunswick as of June 30, 1995 and 1994 and for the two years ended
               June 30, 1995 and 1994, together with the report of the independent public accountants thereon.*

          (3)  Unaudited Consolidated Condensed Financial
               Statements of Brunswick for the one-month period ended July 31, 1996 and as of October 31, 1996 and for the three-month period then ended are filed herewith.

     (b)  Pro Forma Financial Information.

          (1) Unaudited pro forma combined financial information as of July 31, 1996, giving effect to the merger, were previously included on pages 50-55 of the Registrant's Definitive Proxy Statement dated October 30, 1996.*

     (c)  Exhibits.

     2.1  Agreement and Plan of Merger dated September 11,
          1996 (incorporated by reference herein from Exhibit 6(a) to Amendment No. 1 to Schedule 13D filed by Brunswick Biomedical Corporation dated
          September 13, 1996).*

     4.1 Form of Warrant to be issued by the Registrant to holders of Brunswick preferred stock.*



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    23.1  Consent of Price Waterhouse LLP.*

    23.2  Consent of Arthur Andersen LLP.*

    99.1 Audited consolidated financial statements of Brunswick as of June 30, 1995 and 1994 and for the two years ended June 30, 1995 and 1994, together with the report of the independent public accountants thereon.*

    99.2  Press Release dated November 20, 1996.*

    99.3  Unaudited Consolidated Condensed Financial Statements
          of Brunswick for the one-month period ended July 31, 1996 and as of October 31, 1996 and for the three-month period then ended are filed herewith.
_____________

       * Previously identified or filed with the initial filing of this Current Report on Form 8-K dated November 20, 1996 and filed on December 5, 1996


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                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MERIDIAN MEDICAL TECHNOLOGIES, INC.

Date:  January 22, 1997            By: /s/ Jeffrey W. Church
                                       ------------------------------
                                       Jeffrey W. Church
                                       Sr. Vice President-Finance
                                       and Chief Financial Officer
                                       (Principal Financial and
                                           Accounting Officer)


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                          EXHIBIT INDEX
                          -------------

                                                            Location in
                                                            Sequentially
                                                            Numbered Copy
      2.1     Agreement and Plan of Merger
              dated September 11, 1996
              (incorporated by reference herein
              from Exhibit 6(a) to Amendment No. 1
              to Schedule 13D filed by Brunswick
              Biomedical Corporation dated
              September 13, 1996)............................    *

      4.1     Form of Warrant to be issued by the
              Registrant to holders of Brunswick
              preferred stock................................    *

      23.1    Consent of Price Waterhouse LLP................    *

      23.2    Consent of Arthur Andersen LLP.................    *

      99.1    Audited consolidated financial
              statements of Brunswick as of
              June 30, 1995 and 1994 and for the
              two years ended June 30, 1995 and
              1994, together with the report of
              the independent public accountants
              thereon........................................    *

      99.2    Press Release dated November 20, 1996..........    *

      99.3    Unaudited Consolidated Condensed Financial
              Statements of Brunswick for the one-month
              period ended July 31, 1996 and as of
              October 31, 1996 and for the three-month
              period then ended are filed herewith...........    6

_____________

          * Previously identified or filed with the initial filing of this Current Report on Form 8-K dated November 20, 1996 and filed on December 5, 1996



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